The Gabelli Dividend Growth Fund

SUMMARY PROSPECTUS April 29, 2016

Class AAA (GABBX), A (GBCAX), C (GBCCX), I (GBCIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 29, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Dividend Growth Fund’s (the “Fund”) primary objective is to seek to provide long term growth of capital. Current income is a secondary objective of the Fund.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 11 of the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held seven days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.66%	0.66%	0.66%	0.66%

Total Annual Fund Operating Expenses	1.91%	1.91%	2.66%	1.66%
Less Fee Waiver and Expense Reimbursement(1)	(0.00)%	(0.00)%	(0.00)%	(0.00)%

Net Annual Fund Operating Expenses	1.91%	1.91%	2.66%	1.66%

(1)

Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for Class AAA, Class A, Class C, and Class I shares, respectively. Under this same arrangement, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, and 1.75% for Class AAA, Class A, Class C, and Class I shares, respectively, after giving effect to the repayments. This arrangement is in effect through at least May 1, 2017, and may only be terminated by the Board of Trustees of the Fund before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$194	$600	$1,032	$2,233
Class A Shares	$758	$1,141	$1,547	$2,679
Class C Shares	$369	$826	$1,410	$2,993
Class I Shares	$169	$523	$902	$1,965

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$194	$600	$1,032	$2,233
Class A Shares	$758	$1,141	$1,547	$2,679
Class C Shares	$269	$826	$1,410	$2,993
Class I Shares	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying stocks. Dividend paying stocks include, for example, common stocks, preferred stocks, and convertible securities. In addition to seeking out stocks that pay a dividend, the Fund will focus on stocks that the portfolio manager believes are well positioned to increase their dividend over the long term. In selecting investments, the portfolio manager will consider, among other things, the market price of the issuer’s securities, earnings expectations, dividend paying and other earnings and price histories, balance sheet characteristics, and perceived management skills. The portfolio manager will also consider changes in economic and political outlooks as well as individual corporate developments. For additional information about selection of investments suitable for the Fund, see page 7 of the prospectus.

In general, the portfolio manager seeks to take advantage of investors’ tendency to overemphasize near term events by investing in companies which are temporarily undervalued and which may return to a significantly higher valuation. The portfolio manager will sell any Fund investments which lose their perceived value relative to other investments in the judgment of the portfolio manager.

The Fund’s assets will be invested primarily in a broad range of readily marketable equity securities consisting primarily of common stocks. Many of the common stocks the Fund will buy will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The Fund’s secondary objective is to achieve current income by investing in dividend paying common stocks.

The Fund may invest up to 40% of its total assets in equity securities of non-U.S. issuers.

Principal Risks

You may want to invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek income

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund is also subject to the risk that market values may never be realized in the market, or that the price of its portfolio securities will decline, or that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund, or that value stocks as a category lose favor with investors compared with growth stocks or because the Adviser was incorrect in its judgment of which stocks or which industries would benefit from changing market or economic conditions. In addition, the portfolio manager’s value strategy may produce returns that are more volatile than other mutual funds that invest in similar securities. Foreign securities are subject to currency, information, and political risks.

Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them.

Investing in the Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer companies’ particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Interest Rate Risk.    Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. This risk is particularly pronounced given that certain interest rates are at or near historical lows, which may increase the risk that these rates will rise in the future.

•	Management Risk. If the portfolio manager is incorrect in her assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI DIVIDEND GROWTH FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)*

*	Previously, the bar chart for Class A shares was shown, as Class AAA shares were offered in a separate prospectus. Class AAA shares are being shown as they are the oldest class.

During the calendar years shown in the bar chart, the highest return for a quarter was 19.13% (quarter ended June 30, 2009), and the lowest return for a quarter was (22.08)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2015, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Dividend Growth Fund Class AAA Shares
Return Before Taxes	(5.63)%	7.97%	5.36%
Return After Taxes on Distributions	(6.35)%	7.15%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	(2.58)%	6.31%	4.32%
Class A Shares
Return Before Taxes	(11.02)%	6.71%	4.74%
Class C Shares
Return Before Taxes	(7.26)%	7.16%	4.57%
Class I Shares
Return Before Taxes	(5.41)%	8.24%	5.62%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

All classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class AAA shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Manager. Ms. Barbara G. Marcin, CFA, Senior Vice President of GAMCO Investors, Inc., has served as portfolio manager of the Fund since its inception in August 1999.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. The minimum initial investment for Class I shares is $500,000. The minimum initial investment for Class I shares is waived for employee benefit plans with assets of at least $50 million. G.distributors, LLC, the Fund’s distributor and an affiliate of the Adviser (“G.distributors” or the “Distributor”), reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by Internet, by bank wire, or by Automated Clearing House (“ACH”) system. You may also purchase or redeem Fund shares by telephone at 800-GABELLI (800-422-3554), if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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402 multi 2016